SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED DECEMBER 7, 2007

TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA AND KEYPORT ADVISOR OPTIMA

ISSUED BY KEYPORT VARIABLE ACCOUNT A

On December 7, 2007, one of the variable investment options available under your variable annuity contract was changed.  Specifically, the AllianceBernstein International Research Growth Portfolio ("AllianceBernstein International Research") automatically became the AllianceBernstein International Growth Portfolio ("AllianceBernstein International Growth").

Any amounts that you already had invested in AllianceBernstein International Research did not change; except that, as of the close of business on December 7, 2007, that option commenced to invest in and be based on AllianceBernstein International Growth.  This change resulted from the reorganization of AllianceBernstein International Research into AllianceBernstein International Growth.

You may continue to make transfers into or out of any of the variable investment options that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in the Prospectus.

Any instructions that you currently have in force with respect to AllianceBernstein International Research will automatically continue with respect to that option as changed (into AllianceBernstein International Growth).  Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals, dollar cost averaging, or periodic asset rebalancing.  However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the Prospectus.

We may modify or delete any of the variable options in the future, as described in the Prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ALLIANCE.SUP(US) 12/07